Liquidity and Going Concern	6 Months Ended
Jun. 30, 2014
Text Block [Abstract]
Liquidity and Going Concern

2. Liquidity and Going Concern

The accompanying condensed financial statements have been prepared on the going concern basis, which assumes that the Company will continue to operate as a going concern and which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As reflected in the accompanying condensed financial statements, the Company has a net loss of $3,099,610, net cash used in operations of $2,514,095 and net cash used in investing activities of $13,502 for the six months ended June 30, 2014. As of June 30, 2014, the Company also has an accumulated deficit of $19,380,837.

From February 13, 2014 through July 7, 2014, MabVax has completed a series of financing transactions totaling approximately $7.3 million net of approximately $300,000 in issuance costs, of which $3.3 million was received in the six months ended June 30, 2014, through the sale of preferred stock, common stock and exercise of warrants.

The Company anticipates that it will continue to incur net losses into the foreseeable future as it: (i) continues to identify and advance a number of potential drug candidates into clinical and preclinical development activities, (ii) initiates manufacturing of its lead antibody candidate 5B1 and continues to fund its operations, and (iii) expands its corporate infrastructure, including the costs associated with becoming a public company. Without additional funding, management believes that the Company will not have sufficient funds to meet its obligations beyond October 2014, unless the Company is able to raise additional capital. These conditions give rise to substantial doubt as to the Company’s ability to continue as a going concern. The accompanying condensed financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company plans to continue to fund its losses from operations and capital funding needs through equity or debt financings, strategic collaborations, licensing arrangements, asset sales, government grants or other arrangements. However, the Company cannot be sure that such additional funds will be available on reasonable terms, or at all. If the Company is unable to secure adequate additional funding, the Company may be forced to make reductions in spending, extend payment terms with suppliers, liquidate assets where possible, and/or suspend or curtail planned programs. In addition, if the Company does not meet its payment obligations to third parties as they come due, it may be subject to litigation claims. Even if the Company is successful in defending against these claims, litigation could result in substantial costs and be a distraction to management. Any of these actions could materially harm the Company’s business, results of operations, and future prospects.

If the Company raises additional funds by issuing equity securities, substantial dilution to existing stockholders would result. If the Company raises additional funds by incurring debt financing, the terms of the debt may involve significant cash payment obligations as well as covenants and specific financial ratios that may restrict the Company’s ability to operate its business.

Use of estimates

The preparation of condensed financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed financial statements and the reported amounts of expenses during the reporting period. Management believes that these estimates are reasonable; however, actual results may differ from these estimates.